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                                                                      EXHIBIT 24

                              INTERMET CORPORATION

                                POWER OF ATTORNEY

The undersigned directors of INTERMET Corporation hereby constitute and appoint Gary F. Ruff, Robert E. Belts, Alan J. Miller and Mary Jo Karjala, and each of them, severally, their true and lawful attorneys-in-fact with full power for and on their behalf to execute the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including any and all amendments thereto, in their names, places and stead in their capacity as directors and/or officers of the Corporation, and to file the same with the Securities and Exchange Commission on behalf of the Corporation under the Securities and Exchange Act of 1934, as amended. This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with the Corporation.

In witness whereof, the undersigned have executed this instrument as of February 5, 2004.

/s/ J. Patrick Crecine                    /s/ Julia D. Darlow
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J. Patrick Crecine                        Julia D. Darlow

/s/ John E. Doddridge                     /s/ Norman F. Ehlers
-------------------------------           -----------------------------------
John E. Doddridge                         Norman F. Ehlers

/s/ John R. Horne                         /s/ Thomas H. Jeffs II
-------------------------------           -----------------------------------
John R. Horne                             Thomas H. Jeffs II

/s/ Charles G. McClure                    /s/ Richard A. Nawrocki
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Charles G. McClure                        Richard A. Nawrocki

/s/ Richard J. Peters                     /s/ Pamela E. Rodgers
-------------------------------           -----------------------------------
Richard J. Peters                         Pamela E. Rodgers

/s/ Gary F. Ruff
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Gary F. Ruff